The
High Yield
Plus Fund,
Inc.

SEMI
ANNUAL
REPORT
September 30, 1998

Letter To Shareholders                  October 16, 1998

Dear Shareholder:
The first half of the Fund's fiscal year proved to be a difficult one. While the calendar year started off on a strong footing, a heavy load of new issuance coupled with concerns about global economic weakness started to pressure the high yield market by June. During the quarter ended September, the market malaise turned into a rout; for instance, the difference in yield between high yield issues and the ten-year U.S. Tresury bond widened with ferocious rapidity, from 363 basis points at the start of the quarter to 604 basis points at the end, according to data tracked by Lehman Brothers.

On November 16, 1998 The High Yield Plus Fund, Inc. announced the filing of a registration statement with the Securities and Exchange Commission regarding a transferable rights offering to holders of the Fund's common stock

The sharp dislocation occurred as a result of a crisis of confidence in the financial markets, chiefly during the month of August. During August, Russia defaulted on some of its ruble denominated debt. While this in itself should not have created a global economic crisis, the issue of contagion, reduced capital access, and the potential for widespread sympathetic currency devaluations, all became very real concerns with broad, worldwide implications. These concerns were translated into dramatically lower security prices, particularly in instruments deemed to be risky or sensitive to capital access needs. Non-U.S. entities were ravaged by the market's pullback: during the month of August alone, emerging market debt issues as tracked by JP Morgan returned -29%. (High yield index returns during the month ranged from approximately -5% to -7%, depending on the composition of the index.)

Part of the drop in values occurred for psychological or technical reasons. As broker/dealers feared facing an onslaught of customer selling, they tended to drop their quoted bid prices to unreasonable levels. It should be noted that open-end high yield mutual funds suffered a record outflow of $2.9 billion during August, according to data compiled by the Investment Company Institute. Liquidity effectively dried up. In addition, post August, we have all learned of the bailout of the multi-billion dollar hedge fund, Long Term Capital Management. While the hedge fund's woes do not directly impact the companies we have invested in, many of the Wall Street firms that may have had trade exposure to Long Term Capital were suddenly aware of the risk of losses or major positions being liquidated. This too exacerbated the lack of liquidity amongst the major broker/dealers. This market weakness extended to all credit sensitive instruments, from investment grade corporate bonds and mortgages to emerging market securities.

Despite the weakened worldwide economic outlook, we would note that the U.S. economy remains surprisingly firm, albeit suspect. We expect that various industries will continue to be plagued by global concerns (commodity price pressures) or newer concerns such as the plight of the financial sector post the now notorious Long Term Capital Management bailout. Despite the more difficult operating environment and reduced capital availability, we believe that attractive investment opportunities exist. Many of the Fund's companies continue to show good financial health despite the market's volatility. With respect to the Fund's positions in non-U.S. entities, we would note as well that we expect present valuations to ultimately recover, and we believe many of these entities offer excellent long-term potential. For point of reference, we would highlight the debt securities of Korea Telecom. This company offers interest coverage of over 11X (compared to a typical U.S. high yield company with coverage of 2X), total revenues in excess of

US$6 billion and a conservative balance sheet. Even after adjusting for expectations of continued economic weakness in South Korea, this company should be well positioned to weather the storm. Nevertheless, at the close of the quarter, its securities yield approximately 14% as a result of the market dislocation.

Fund Performance.
The Fund's total returns for periods ended September 30, 1998 are shown on the following table. For comparison, we have also provided the returns of the Lipper Closed-End Leveraged High Yield category, an average of 20 closed-end high yield funds; we would note that the degree of leverage varies substantially amongst the funds in the group. The Fund's poor performance during this period of time reflects its exposure to non-U.S. companies. These issues were particularly hurt by the chaotic August markets.

                       TOTAL RETURNS
           For the Periods Ended September 30, 1998

                                  6 Months   12 Months   24 Months
High Yield Plus Fund (NAV)1        -17.4%      -11.4%       1.9%
Lipper CEHY -- Leveraged            -9.3        -4.3       12.6
JP Morgan Emerging Mkts. Bond
Index Plus                         -25.9       -25.3       -5.7

1Source: Prudential Investment Fund Management. The Fund's total return represents the change in net asset value from the beginning of the period noted through September 30, 1998 and assumes the reinvestment of dividends and distributions. Past performance is no guarantee of future results.

The Fund's shares closed the period at $8.00 per share. This price reflected a premium of 10.5% to the Fund's net asset value of $7.24 per share. Effective September 1998, based on the Fund's historical and expected earnings rate, the Board of Directors elected to raise the monthly dividend of the Fund from $0.07 per share to $0.0725 per share. The new rate annualized ($0.87) equates to a yield of 10.9% on the closing stock price.

As always, we appreciate your interest in the Fund.

Sincerely yours,

Catherine A. Smith
Portfolio Manager
Senior Vice President
Wellington Management Company, LLP

Portfolio of Investments as of
September 30, 1998 (Unaudited)                 THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                                                                       Principal
                                                                 Moody's      Interest     Maturity      Amount         Value
Description                                                      Rating         Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--134.6%
CORPORATE BONDS--123.4%
------------------------------------------------------------------------------------------------------------------------------
Aerospace/Defense--3.8%
Argo-Tech Corp., Sr. Sub. Notes                                  B3             8.625%      10/01/07   $     500     $    472,500
K&F Industries, Inc., Sr. Sub. Notes, Ser. B                     B3             9.25        10/15/07         500          490,000
L-3 Communications Corp., Sr. Sub. Notes                         B2             8.50         5/15/08         750          761,250
Moog, Inc., Sr. Sub. Notes, Ser. B                               B1            10.00         5/01/06       1,340        1,366,800
                                                                                                                     ------------
                                                                                                                        3,090,550
------------------------------------------------------------------------------------------------------------------------------
Automotive--4.6%
Accuride Corp., Sr. Sub. Notes                                   B2             9.25         2/01/08         750          720,000
Federal-Mogul Corp.,
   Sr. Notes                                                     Ba2            8.80         4/15/07         500          546,955
   Sr. Notes                                                     Ba2            7.875        7/01/10         500          512,390
Johnstown America Industries, Inc., Sr. Sub. Notes               B3            11.75         8/15/05       1,500        1,545,000
Key Plastics, Inc., Sr. Sub. Notes, Ser. B                       B3            10.25         3/15/07         500          482,500
                                                                                                                     ------------
                                                                                                                        3,806,845
------------------------------------------------------------------------------------------------------------------------------
Basic Industries-Manufacturing--3.6%
Gaylord Container Corp., Sr. Notes                               B3              9.375       6/15/07       1,000          810,000
International Wire Group, Inc., Sr. Sub. Notes                   B3             11.75        6/01/05         500          512,500
Neenah Corp., Sr. Sub. Notes, Ser. B                             B3             11.125       5/01/07         750          759,375
UNICCO Service Co./UNICCO Fin. Corp., Sr. Sub. Notes, Ser.
   B                                                             B3              9.875      10/15/07       1,000          920,000
                                                                                                                     ------------
                                                                                                                        3,001,875
------------------------------------------------------------------------------------------------------------------------------
Building & Related Industries--3.1%
Associated Materials, Inc., Sr. Sub Notes                        B2              9.25        3/01/08         500          475,000
Falcon Building Prod., Inc.,
   Sr. Sub. Disc. Notes
      Zero Coupon (until 6/15/02)                                B3             10.50        6/15/07         350          192,500
   Sr. Sub. Notes                                                B3              9.50        6/15/07       1,000          840,000
Nortek, Inc.,
   Sr. Notes                                                     B1              8.875       8/01/08         750          725,625
   Sr. Notes, Ser. B                                             B1              9.25        3/15/07         350          351,750
                                                                                                                     ------------
                                                                                                                        2,584,875
------------------------------------------------------------------------------------------------------------------------------
Cable--5.9%
Adelphia Communications Corp.,
   Sr. Notes                                                     B2              8.375       2/01/08         365          370,475
   Sr. Notes, Ser. B                                             B2              9.875       3/01/07         500          540,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of
September 30, 1998 (Unaudited)                 THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                                                                       Principal
                                                                 Moody's      Interest     Maturity      Amount         Value
Description                                                      Rating         Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Cable (cont'd.)
Century Communications Corp., Sr. Disc. Notes                    Ba3            Zero         3/15/03   $     225     $    157,500
Classic Cable Inc.                                               B3             9.875%       8/01/08         280          284,900
Classic Communications Inc., Sr. Disc. Notes
   Zero Coupon (until 8/1/03)                                    NR            13.25         8/01/09         890          498,400
Falcon Holding Group L.P.,
   Sr. Deb., Ser. B                                              B2             8.375        4/15/10         350          353,500
   Sr. Disc. Deb., Ser. B
      Zero Coupon (until 4/15/03)                                B2             9.285        4/15/10         500          337,500
Frontiervision Holdings L.P., Sr. Disc. Notes,
   Zero Coupon (until 2/15/02)                                   BPBP          11.875        9/15/07       1,000          817,500
Multicanal S.A.,
   Sr. Notes                                                     Ba3           10.50         2/01/07         500          340,000
   Sr. Notes                                                     NR            10.50         4/15/18         230          142,600
Rifkin Acquisition Partners L.L.L.P., Sr. Sub. Notes             B3            11.125        1/15/06         500          540,000
Rogers Communications Inc., Sr. Notes                            B2             8.875        7/15/07         440          433,400
                                                                                                                     ------------
                                                                                                                        4,815,775
------------------------------------------------------------------------------------------------------------------------------
Chemicals--3.8%
PCI Chemicals Canada Inc., Sr. Sec. Notes, Ser. B (Canada)       B2              9.25       10/15/07         500D         400,000
Phillipp Brothers Chemicals Inc., Sr. Sub. Notes                 B3              9.875       6/01/08         680          646,000
Pioneer Americas Acquisition Corp., Sr. Sec. Notes, Ser. B       B2              9.25        6/15/07         500          412,500
Sovereign Speciality Chemicals, Sr. Sub. Notes, Ser. B           B3              9.50        8/01/07       1,000          965,000
Texas Petrochemicals Corp., Sr. Sub. Notes                       B3             11.125       7/01/06         750          690,000
                                                                                                                     ------------
                                                                                                                        3,113,500
------------------------------------------------------------------------------------------------------------------------------
Consumer Goods & Services--2.3%
Chattem Inc., Sr. Sub. Notes                                     B2              8.875       4/01/08         500          485,000
Muzak L.P., Muzak Capital, Sr. Notes                             Ba3            10.00       10/01/03         500          505,000
Pierce Leahy Corp., Sr. Sub. Notes                               B3              9.125       7/15/07         500          510,000
Revlon Worldwide, Sr. Disc. Notes, Ser. B                        Ba2           Zero          3/15/01         500          383,750
                                                                                                                     ------------
                                                                                                                        1,883,750
------------------------------------------------------------------------------------------------------------------------------
Containers--3.0%
BWay Corp., Sr. Sub. Notes, Ser. B                               B2             10.25        4/15/07         750          787,500
Silgan Holdings, Inc.,
   Sr. Sub. Deb.                                                 B1              9.00        6/01/09       1,500        1,485,000
   Sub. Deb., PIK                                                NR             13.25        7/15/06         200          220,282
                                                                                                                     ------------
                                                                                                                        2,492,782

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as of
September 30, 1998 (Unaudited)                 THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                                                                       Principal
                                                                 Moody's      Interest     Maturity      Amount         Value
Description                                                      Rating         Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Energy & Related Goods & Services--10.0%
Abraxas Petroleum Corp., Sr. Notes, Ser. B                       B2             11.50%      11/01/04   $   1,500     $  1,215,000
Costilla Energy Inc., Sr. Notes                                  B2             10.25       10/01/06         500          435,000
Cross Timbers Oil Co., Sr. Sub. Notes, Ser. B                    B2              9.25        4/01/07         750          690,000
Dailey International, Inc., Sr. Notes                            B2              9.50        2/15/08         500          300,000
Energy Corp. Amererica, Sr. Sub. Notes, Ser. A                   B2              9.50        5/15/07         750          693,750
Frontier Oil Corp., Sr. Notes                                    NR              9.125       2/15/06         750          697,500
Kelley Oil And Gas Corp., Sr. Sub. Notes, Ser. B                 B3             10.375      10/15/06         355          301,750
P&L Coal Holdings Corp., Sr. Notes                               Ba3             8.875       5/15/08         500          508,750
Petroleos Mexicanos, Gtd. Sr. Notes (Mexico)                     Ba2             8.85        9/15/07         500D         400,000
Plains Resources, Inc., Sr. Sub. Notes                           B2             10.25        3/15/06       1,180        1,191,800
RAM Energy, Inc., Sr. Notes                                      B3             11.50        2/15/08       1,750        1,452,500
Tatneft Finance, Gtd. Bonds (Russia)                             B2              9.00       10/29/02       1,000D         100,000
Transportadora de Gas del Sur, S.A., Notes (Argentina)           Ba3            10.25        4/25/01         250D         237,500
                                                                                                                     ------------
                                                                                                                        8,223,550
------------------------------------------------------------------------------------------------------------------------------
Enertainment--0.9%
Loews Cineplex Entertainment Corp., Sr. Sub. Notes               B3              8.875       8/01/08         750          740,625
------------------------------------------------------------------------------------------------------------------------------
Financial Services--9.4%
Bangkok Bank Public Co., Deb. (Thailand)                         NR              7.25        9/15/05       1,000D         480,000
Emergent Group Inc., Sr. Notes, Ser. B                           B3             10.75        9/15/04         895          411,700
First Nationwide Holdings, Inc., Sr. Notes                       Ba3            12.50        4/15/03         750          840,000
FirstFed Financial Corp., Notes                                  B2             11.75       10/01/04         500          515,000
Guangdong Enterprises Hldgs., Ltd., (China)
   Sr. Notes                                                     Baa3            8.875       5/22/07         250D         112,500
   Sr. Notes                                                     Baa3            8.875       5/22/07         900D         405,000
Hawthorne Financial Corp., Sr. Notes                             NR             12.50       12/31/04       1,250        1,250,000
Olympic Financial, Ltd., Sr. Notes                               NR             11.50        3/15/07       1,500@       1,083,000
Resource America, Inc., Sr. Notes                                B-             12.00        8/01/04         965          800,950
Thai Farmers Bank Ltd., Sub. Notes (Thailand)                    NR              8.25        8/21/16       1,500D         675,000
Western Financial Svgs. Bank, F.S.B., Sub. Cap. Deb.             B1              8.875       8/01/07       1,500        1,200,000
                                                                                                                     ------------
                                                                                                                        7,773,150
------------------------------------------------------------------------------------------------------------------------------
Food & Lodging--4.0%
Aurora Foods Inc.,
   Sr. Sub. Notes, Ser. D                                        B1              9.875       2/15/07         230          246,100
   Sr. Sub. Notes, Ser. D                                        B1              8.75        7/01/08         245          252,350

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as of
September 30, 1998 (Unaudited)                 THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                                                                       Principal
                                                                 Moody's      Interest     Maturity      Amount         Value
Description                                                      Rating         Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Food & Lodging (cont'd.)
Del Monte Foods Co., Sr. Disc. Notes, Zero Coupon (until
   12/15/02)                                                     B-             12.50%      12/15/07   $   2,500     $  1,425,000
John Q. Hammons Hotels, First Mtge. Bonds                        B1              8.875       2/15/04       1,500        1,357,500
                                                                                                                     ------------
                                                                                                                        3,280,950
------------------------------------------------------------------------------------------------------------------------------
Gaming--2.1%
Fitzgeralds Gaming Corp., Sr. Sec. Notes                         B3             12.25       12/15/04         500          350,000
Hollywood Casino Corp., Sr. Sec. Notes                           B2             12.75       11/01/03         350          362,250
Lady Luck Gaming Corp., First Mtge. Notes                        B2             11.875       3/01/01       1,000        1,012,500
                                                                                                                     ------------
                                                                                                                        1,724,750
------------------------------------------------------------------------------------------------------------------------------
General Industrial--2.1%
Cathay International Ltd., Sr. Notes                             Ba3            13.00        4/15/08         750          450,000
Wesco Distribution, Inc., Sr. Sub. Notes                         B2              9.125       6/01/08       1,350        1,299,375
                                                                                                                     ------------
                                                                                                                        1,749,375
------------------------------------------------------------------------------------------------------------------------------
Grocery Stores--1.7%
Disco S.A., Notes                                                NR              9.875       5/15/08         750          465,000
Homeland Stores, Inc., Sr. Notes                                 NR             10.00        8/01/03         500          447,500
Pathmark Stores, Inc., Sub. Notes                                Caa            11.625       6/15/02         500          473,750
                                                                                                                     ------------
                                                                                                                        1,386,250
------------------------------------------------------------------------------------------------------------------------------
Health Care--4.8%
Beverly Enterprises, Inc., Sr. Notes                             Ba3             9.00        2/15/06          70           70,175
Columbia/HCA Healthcare Corp., Notes                             Ba2             7.25        5/20/08       1,000          969,630
Mediq, Inc., Sr. Sub. Notes                                      B3             11.00        6/01/08         930          874,200
Universal Hospital Svcs.,
   Sr. Sub. Notes                                                B3             10.25        3/01/08       1,750        1,575,000
   Sr. Sub. Notes                                                B2              8.375       4/01/08         500          450,000
                                                                                                                     ------------
                                                                                                                        3,939,005
------------------------------------------------------------------------------------------------------------------------------
Home Builder & Real Estate--5.1%
Beazer Homes USA, Inc., Sr. Notes                                B1              8.875       4/01/08         750          697,500
Kaufman & Broad Home Corp., Sr. Sub. Notes                       Ba3             9.625      11/15/06         750          776,250
Presley Companies, Sr. Notes                                     Caa            12.50        7/01/01       1,000          850,000
Ryland Group, Inc., Sr. Sub. Notes                               B+              8.25        4/01/08         750          676,875

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Portfolio of Investments as of
September 30, 1998 (Unaudited)                 THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                                                                       Principal
                                                                 Moody's      Interest     Maturity      Amount         Value
Description                                                      Rating         Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Home Builder & Real Estate (cont'd.)
Standard Pacific Corp., Sr. Notes                                Ba2             8.50%       6/15/07   $     750     $    727,500
U.S. Home Corp., Sr. Sub. Notes                                  B1              8.88        8/15/07         500          495,000
                                                                                                                     ------------
                                                                                                                        4,223,125
------------------------------------------------------------------------------------------------------------------------------
Industrials--2.3%
Clark Refining & Marketing, Inc., Sr. Notes                      Ba3             8.625       8/15/08         915          841,800
Westpoint Stevens, Inc., Sr. Notes                               BPBP            7.875       6/15/08       1,000        1,017,500
                                                                                                                     ------------
                                                                                                                        1,859,300
------------------------------------------------------------------------------------------------------------------------------
Media & Communications--8.5%
Echostar DBS Corp., Sr. Sec. Notes                               B-PoundPound   12.50        7/01/02         750          791,250
Fox/Liberty Networks L.L.C.,
   Sr. Disc. Notes, Zero Coupon (until 8/15/02)                  B1              9.75        8/15/07       1,500          982,500
   Sr. Notes                                                     B1              8.875       8/15/07          15           14,700
Globo Comunicacoes e Participacoes S.A., Notes, (Brazil)         NR             10.50       12/20/06       1,750D         875,000
Granite Broadcasting Corp.,
   Sr. Sub. Notes                                                B3              8.875       5/15/08         340          317,900
Innova S de R.L., Sr. Notes (Mexico)                             B2             12.875       4/01/07       1,500D         825,000
Jacor Communications, Inc., Sr. Sub. Notes                       B2              9.75       12/15/06         250          270,625
Primedia, Inc., Sr. Notes                                        Ba3             7.625       4/01/08         405          388,800
Sullivan Graphics, Inc., Sr. Sub. Notes                          Caa            12.75        8/01/05       1,000        1,015,000
Sun Media Corp., Sr. Sub. Notes                                  B2              9.50        5/15/07         500          512,500
Tevecap S.A., Sr. Notes (Brazil)                                 B2             12.625      11/26/04         800D         336,000
TV Azteca S.A. de CV, Gtd., Sr. Notes (Brazil)                   Ba3            10.50        2/15/07       1,000D         680,000
                                                                                                                     ------------
                                                                                                                        7,009,275
------------------------------------------------------------------------------------------------------------------------------
Metals--5.9%
Ameristeel Corp., Sr. Notes                                      Ba3             8.75        4/15/08         285          265,050
Bayou Steel Corp., First Mtge. Notes                             B1              9.50        5/15/08       1,000          862,500
Companhia Vale do Rio Doce, Notes (Brazil)                       NR             10.00        4/02/04         750D         585,000
CSN Iron S.A., Gtd. Notes (Brazil)                               B2              9.125       6/01/07       1,250 D        706,250
Iron Medium Term Note Inc., Delaware, Sr. Sub. Notes             B3              8.75        9/30/09         350          346,500
Pohang Iron & Steel Co. Ltd.,
   Sr. Notes                                                     Ba1             7.125       7/15/04       1,000          756,690
   Sr. Notes                                                     Ba1             7.375       5/15/05         500          371,520

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Portfolio of Investments as of
September 30, 1998 (Unaudited)                 THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                                                                       Principal
                                                                 Moody's      Interest     Maturity      Amount         Value
Description                                                      Rating         Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Metals (cont'd.)
Weirton Steel Corp., Sr. Notes                                   B2            11.375%       7/01/04   $   1,000     $    930,000
                                                                                                                     ------------
                                                                                                                        4,823,510
------------------------------------------------------------------------------------------------------------------------------
Paper & Packaging--10.4%
American Pad & Paper Company, Delaware, Sr. Sub. Notes,
   Ser. B                                                        CCC+BPBP      13.00        11/15/05       1,385          761,750
APP Int'l. Finance Co.,
   Sec. Notes (Indonesia)                                        B2             3.50         4/30/03         870D         330,600
   Sec. Notes (Indonesia)                                        B2            11.75        10/01/05         750D         465,000
Aracruz Celulose S. A. (Brazil),
   Notes                                                         B2            10.375        1/31/02       1,035D         859,050
   Notes                                                         B2            10.375        1/31/02         715D         593,450
   Sr. Sub. Notes                                                B2            10.25        10/01/06         375D         326,250
Bahia Sul Celulose S.A. (Brazil)                                 NR            10.625        7/10/04         500D         325,000
Buckeye Technologies, Inc., Sr. Sub. Notes                       Ba3            8.00        10/15/10         465          444,075
Container Corp. of America,
   Sr. Notes                                                     B1             9.75         4/01/03       1,000        1,010,000
   Sr. Notes, Ser. B                                             B2            10.75         5/01/02       1,000        1,025,000
Doman Industries Ltd., Sr. Notes (Canada)                        B1             8.75         3/15/04         750D         525,000
Klabin Fabricadora de Papel e Celulose S.A., Gtd. Notes
   (Brazil)                                                      NR            11.00         8/12/04       1,000D         820,000
Pindo Deli Finance Mauritius Ltd., Gtd Sr. Notes
   (Indonesia)                                                   NR            10.75        10/01/07       1,750D         735,000
Repap New Brunswick, Inc., Sr. Sec. Notes (Canada)               Caa           10.625        4/15/05         500D         300,000
                                                                                                                     ------------
                                                                                                                        8,520,175
------------------------------------------------------------------------------------------------------------------------------
Technology--5.6%
Advanced Micro Devices, Inc., Sr. Sec. Notes                     Ba3            11.00        8/01/03         500          505,000
Concentric Network Corp., Sr. Notes                              NR             12.75       12/15/07         255@         235,875
DecisionOne Holdings Corp.,
   Sr. Disc. Deb., Zero Coupon (until 8/1/02)                    NR             11.50        8/01/08       1,000@         375,000
   Sr. Sub. Notes,                                               B3              9.75        8/01/07         500          325,000
Fisher Scientific International, Inc., Sr. Sub. Notes            B3              9.00        2/01/08         750          720,000
Samsung Electronics America, Inc., Gtd. Notes                    Ba1             9.75        5/01/03       1,750        1,277,500
Telecommunications Tech Company L.L.C., Sr. Sub. Note            B3              9.75        5/15/08         795          715,500
Verio Inc., Sr. Notes                                            B3             10.375       4/01/05         500          490,000
                                                                                                                     ------------
                                                                                                                        4,643,875

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

Portfolio of Investments as of
September 30, 1998 (Unaudited)                 THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                                                                       Principal
                                                                 Moody's      Interest     Maturity      Amount         Value
Description                                                      Rating         Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Telecommunications--19.0%
Advanced Radio Telecom Corp., Sr. Notes                          CaaBPBP        14.00%       2/15/07   $     325     $    286,000
American Mobile Satellite, Inc., Sr. Notes                       NR             12.25        4/01/08         750@         431,250
BTI Telecom Corp., Sr. Notes                                     B3             10.50        9/15/07       1,750        1,470,000
Century Communications Corp., Sr. Disc. Notes                    Ba3            11.25        1/15/08       1,750          831,250
Clearnet Communications, Inc., Sr. Disc. Notes,
   Zero Coupon (until 12/15/00)(Canada)                          B3             14.75       12/15/05         750D         630,000
E Spire Communications Insurance, Sr. Disc. Notes
   Zero Coupon (until 4/1/01)                                    NR             12.75        4/01/06         500          375,000
GST Network Funding, Inc., Sr. Disc. Notes, Zero Coupon
   (until 5/1/03)                                                NR             13.25        5/01/08       1,765          838,375
GST Telecommunications, Inc., Sr. Sub. Notes, Zero Coupon
   (until 11/15/02)                                              NR             12.75       11/15/07         500          475,000
Hyperion Telecommunications, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 4/15/01)                  B3             13.00        4/15/03         265          184,175
   Sr. Sec. Notes, Ser. B                                        B3             12.25        9/01/04         715          700,700
ICO Global Commerce, Sr. Notes                                   CCC+PoundPound   15.00      8/01/05         410          319,800
Intermedia Communications, Inc.,
   Sr. Notes                                                     B2              8.60        6/01/08       1,000          990,000
   Sr. Notes, Ser. B                                             B2              8.875      11/01/07         350          351,750
Iridium LLC/Cap. Corp.,
   Gtd. Sr. Notes, Ser. D                                        B3             10.875       7/15/05         300          238,500
   Sr. Notes                                                     NR             11.25        7/15/05       1,000          805,000
ITC Deltacom, Inc., Sr. Notes                                    B2              8.875       3/01/08         350          353,500
IXC Communications, Inc., Sr. Sub. Notes                         B3              9.00        4/15/08         750          745,312
Korea Telecom,
   Notes                                                         Ba1             7.50        6/01/06         500D         342,895
   Notes                                                         Ba1             7.625       4/15/07       1,000D         691,990
McLeod USA Inc., Sr. Notes                                       B2              9.25        7/15/07         250          256,250
MGC Communications Inc., Sr. Sec. Notes, Ser. B                  Caa            13.00       10/01/04         500          385,000
MobileMedia Communications, Inc., Sr. Sub. Notes                 C               9.375      11/01/07       1,000**        170,000
Philippine Long Dist. Tel. Co., Notes (The Philippines)          Ba2             7.85        3/06/07         750D         559,238
PsiNet Inc., Sr. Notes                                           B3             10.00        2/15/05         500          502,500
SK Telecom Ltd., Notes                                           Ba1             7.75        4/29/04       1,000          755,180
Time Warner Telecom L.L.C., Sr. Notes                            B2              9.75        7/15/08         500          505,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

Portfolio of Investments as of
September 30, 1998 (Unaudited)                 THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                                                                       Principal
                                                                 Moody's      Interest     Maturity      Amount         Value
Description                                                      Rating         Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Telecommunications (cont'd.)
Winstar Communications, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 10/15/00)                 NR             14.00%      10/15/05   $   1,750     $  1,137,500
   Sr. Sub. Notes                                                NR             11.00        3/15/08         500          350,000
                                                                                                                     ------------
                                                                                                                       15,681,165
------------------------------------------------------------------------------------------------------------------------------
Transportation--1.5%
MRS Logisticasa S.A., Notes (Brazil)                             NR             10.625       8/15/05         500D         240,000
Valujet, Inc., Sr. Notes                                         B3             10.25        4/15/01       1,250        1,000,000
                                                                                                                     ------------
                                                                                                                        1,240,000
                                                                                                                     ------------
Total corporate bonds (cost $119,483,711)                                                                             101,608,032
------------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONSD--5.4%
Republic of Argentina, Bonds                                     Ba3            11.00       10/09/06       1,750        1,662,500
Republic of Brazil, Bonds, Ser. C                                B1              4.50        4/15/14       1,471          923,132
Republic of Korea, Bonds                                         BB+BPBP         8.875       4/15/08       1,500        1,312,170
Republic of Venezuela, Bonds                                     NR              9.25        9/15/27         500          261,500
Republic of Venezuela, Global Bonds                              B2              9.25        9/15/27         500          287,500
                                                                                                                     ------------
Total foreign government obligations (cost $5,275,155)                                                                  4,446,802
------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS*--0.3%                                                                                      Shares
                                                                                                       ----------
Fitzgeralds Gaming Corp.                                         --             --                --      10,000          220,000
Sinking Fund Holding Group                                       --             --                --       4,070            8,140
                                                                                                                     ------------
Total common stocks (cost $320,000)                                                                                       228,140
------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--5.4%
Concentric Network Corp.                                         NR             13.75             --         690          603,750
Fairfield Mfg., Inc., Exchangeable, PIK                          NR             11.25             --       1,000          960,000
Granite Broadcasting Corp., Cumulative Exchangeable, PIK         NR             12.75             --         372          376,036
IXC Communications, Inc.,
   Jr. Pfd. Exchangeable Ser.                                    CCC+PoundPound   12.50           --      10,002          346,183

--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

Portfolio of Investments as of
September 30, 1998 (Unaudited)                 THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                                                                       Principal
                                                                 Moody's      Interest     Maturity      Amount         Value
Description                                                      Rating         Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS (cont'd.)
Lady Luck Gaming Corp., Ser. A                                   NR             11.50%            --       7,000     $    238,000
Sinking Fund Holdings Group, Inc., Exchangeable PIK              NR             13.75             --         110          792,000
Superior Nat'l. Cap. Tr.                                         NR             12.25             --       1,135        1,112,300
                                                                                                                     ------------
Total preferred stocks (cost $4,882,179)                                                                                4,428,269
------------------------------------------------------------------------------------------------------------------------------
WARRANTS*--0.1%                                                                                         Warrants
                                                                                                       ----------
American Mobile Satellite Corp.                                  NR             --            4/1/08         280            1,319
Benedek Communications Corp.                                     NR             --            7/1/07       5,500           11,000
Concentric Network Corp.                                         NR             --            1/1/09         255           22,950
MGC Communications, Inc.                                         NR             --           10/1/20         500           24,000
                                                                                                                     ------------
Total warrants (cost $17,500)                                                                                              59,269
                                                                                                                     ------------
Total long-term investments (cost $129,978,545)                                                                       110,770,512
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT--1.1%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement--1.1%                                                                              Principal
                                                                                                           Amount
                                                                                                            (000)
                                                                                                       ----------
Paribas Corp., dated 9/30/98, due in the amount of $904,139
   (cost $904,000; collateralized by $821,000 U.S. Treasury
   Notes 6.50%, 8/15/05, approximate value including
   accrued interest $930,296)                                    NR              5.54       10/01/98   $     904          904,000
                                                                                                                     ------------
Total Investments--135.7%
(cost $130,882,545; Note 3)                                                                                           111,674,512
Other assets in excess of liabilities--(35.7)%                                                                        (29,363,304)
                                                                                                                     ------------
Net Assets--100%                                                                                                     $ 82,311,208
                                                                                                                     ------------
                                                                                                                     ------------

---------------
       * --Non-income-producing security.
      ** --Represents issuer in default on interest payments; non-income-
           producing security.
     BPBP--S&P Equivalent to Moody's Rating.
       D --US$ Denominated Foreign Bonds.
       @ --Consists of more than 1 class of securities traded together as a unit; generally bonds with attached stock or warrants.
      NR --Not rated by Moody's or Standard & Poor's.
     PIK --Payment in Kind.
   L.L.C.--Limited Liability Corporation.
L.L.L.P. --Limited Liability Limited Partnership.
    L.P. --Limited Partnership.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     11
Statement of Assets and Liabilities (Unaudited)   THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                      September 30, 1998
Investments, at value (cost $130,882,545)..................................................................      $ 111,674,512
Cash.......................................................................................................                853
Interest and dividends receivable..........................................................................          3,330,341
Receivable for investments sold............................................................................          1,541,089
Other assets...............................................................................................             45,250
                                                                                                                 --------------
   Total assets............................................................................................        116,592,045
                                                                                                                 --------------
Liabilities
Loan payable (Note 4)......................................................................................         32,000,000
Payable for investments purchased..........................................................................            987,090
Dividends payable..........................................................................................            825,190
Loan interest payable (Note 4).............................................................................            285,652
Accrued expenses...........................................................................................            120,989
Advisory fee payable.......................................................................................             33,670
Deferred directors' fees...................................................................................             14,658
Administration fee payable.................................................................................             13,588
                                                                                                                 --------------
   Total liabilities.......................................................................................         34,280,837
                                                                                                                 --------------
Net Assets.................................................................................................      $  82,311,208
                                                                                                                 --------------
                                                                                                                 --------------
Net assets were comprised of:
   Common stock, at par....................................................................................      $     113,674
   Paid-in capital in excess of par........................................................................        104,313,386
                                                                                                                 --------------
                                                                                                                   104,427,060
   Undistributed net investment income.....................................................................            647,061
   Accumulated net realized loss on investments............................................................         (3,554,880)
   Net unrealized depreciation of investments..............................................................        (19,208,033)
                                                                                                                 --------------
   Net assets, September 30, 1998..........................................................................      $  82,311,208
                                                                                                                 --------------
                                                                                                                 --------------
Net asset value per share ($82,311,208 / 11,367,373 shares of common stock issued and outstanding).........               $7.24
                                                                                                                 --------------
                                                                                                                 --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     12
THE HIGH YIELD PLUS FUND, INC.
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                Six Months
                                                  Ended
                                              September 30,
Net Investment Income                              1998
Income
   Interest..............................      $  6,516,843
   Dividends.............................           125,448
                                            ------------------
                                                  6,642,291
                                            ------------------
Expenses
   Investment advisory fee...............           247,864
   Administration fee....................            99,146
   Custodian's fees and expenses.........            57,000
   Legal fees and expenses...............            35,000
   Reports to shareholders...............            22,000
   Transfer agent's fees and expenses....            19,000
   Insurance expense.....................            15,000
   Audit fee and expenses................            13,500
   Listing fee...........................            10,000
   Directors' fees and expenses..........             9,000
   Miscellaneous.........................               938
                                            ------------------
      Total operating expenses...........           528,448
   Loan interest expense (Note 4)........           980,065
                                            ------------------
      Total expenses.....................         1,508,513
                                            ------------------
Net investment income....................         5,133,779
                                            ------------------
Realized and Unrealized
Loss on Investments
Net realized loss on investment
   transactions..........................          (411,673)
Net change in unrealized depreciation of
   investments...........................       (22,328,229)
                                            ------------------
Net loss on investments..................       (22,739,902)
                                            ------------------
Net Decrease in Net Assets
Resulting from Operations................      $(17,606,123)
                                            ------------------
                                            ------------------

THE HIGH YIELD PLUS FUND, INC.
Statement of Cash Flows (Unaudited)
------------------------------------------------------------

                                                   Six Months
                                                     Ended
                                                   September
                                                      30,
Increase (Decrease) in Cash                           1998
Cash flows provided from operating activities
   Interest and dividends received (excluding
      discount amortization of $670,630)........  $  5,551,837
   Operating expenses paid......................    (1,442,643)
   Loan interest and commitment fee paid........    (1,020,045)
   Maturities of short-term portfolio
      investments, net..........................      (904,000)
   Purchases of long-term portfolio
      investments...............................   (73,079,560)
   Proceeds from disposition of long-term
      portfolio investments.....................    70,972,193
   Deferred expenses and other assets...........        (9,520)
                                                   ------------
   Net cash provided from operating
      activities................................        68,262
                                                   ------------
Cash used for financing activities
   Net increase in notes payable................     2,000,000
   Cash dividends paid (excluding reinvestment
      of dividends of $156,275).................    (4,767,348)
                                                   ------------
   Net cash used for financing activities.......    (2,767,348)
                                                   ------------
   Net decrease in cash.........................    (2,699,086)
   Cash at beginning of period..................     2,699,939
                                                   ------------
   Cash at end of period........................  $        853
                                                   ------------
                                                   ------------
Reconciliation of Net Decrease in Net Assets
to Net Cash Provided from Operating Activities
Net decrease in net assets resulting from
   operations...................................  $(17,606,122)
                                                  ------------
Increase in investments.........................    (3,283,294)
Net realized loss on investment transactions....       411,673
Net change in unrealized depreciation of
   investments..................................    22,328,228
Decrease in receivable for investments sold.....     3,903,685
Increase in interest and dividends receivable...      (419,824)
Decrease in deferred expenses and other
   assets.......................................         9,520
Decrease in payable for investments purchased...    (5,497,749)
Increase in accrued expenses and other
   liabilities..................................       222,145
                                                   ------------
   Total adjustments............................    17,674,384
                                                   ------------
   Net cash provided from operating
      activities................................  $     68,262
                                                   ------------
                                                   ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

THE HIGH YIELD PLUS FUND, INC.
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                   Six Months
                                     Ended
                                   September         Year Ended
Increase (Decrease)                   30,            March 31,
in Net Assets                         1998              1998
                                  ------------      ------------
Operations
   Net investment income.......   $  5,133,779      $  9,479,163
   Net realized gain (loss) on
      investment
      transactions.............       (411,673)        5,009,438
   Net change in unrealized
      appreciation/depreciation
      of investments...........    (22,328,228)        2,649,914
                                  ------------      ------------
   Net increase (decrease) in
      net assets resulting from
      operations...............    (17,606,122)       17,138,515
Dividends from net investment
   income......................     (4,797,317)       (9,479,163)
Distributions in excess of net
   investment income...........             --           (19,779)
Value of Fund shares issued to
   shareholders in reinvestment
   of dividends................        156,275           876,479
                                  ------------      ------------
Total increase (decrease)......    (22,247,164)        8,516,052
Net Assets
Beginning of period............    104,558,372        96,042,320
                                  ------------      ------------
End of period(a)...............   $ 82,311,208      $104,558,372
                                  ------------      ------------
                                  ------------      ------------
---------------
(a) Includes undistributed net
    investment income of.......   $    647,061      $    310,599
                                  ------------      ------------


THE HIGH YIELD PLUS FUND, INC.    Notes to Financial Statements (Unaudited)
------------------------------------------------------------
The High Yield Plus Fund, Inc. (the 'Fund') was organized in Maryland on February 3, 1988, as a diversified, closed-end management investment company. The Fund had no transactions until April 4, 1988, when it sold 11,000 shares of common stock for $102,300 to Wellington Management Company, LLP (the 'Investment Adviser'). Investment operations commenced on April 22, 1988. The Fund's primary objective is to provide a high level of current income to shareholders. The Fund seeks to achieve this objective through investment in publicly or privately offered high yield debt securities rated in the medium to lower categories by recognized rating services or nonrated securities of comparable quality. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the closing bid price or in the absence of such price, as determined in good faith by the Board of Directors of the Fund. Any security for which the primary market is on an exchange is valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, the closing bid price. Securities for which no trades have taken place that day and unlisted securities for which market quotations are readily available are valued at the latest bid price.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
Cash Flow Information: The Fund invests in securities and pays dividends from net investment income and distributions from net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited)    THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------
presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts on debt obligations. Cash, as used in the Statement of Cash Flows, is the amount reported as 'Cash' in the Statement of Assets and Liabilities.
Securities Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income, which is comprised of three elements; stated coupon rate, original issue discount and market discount, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.
Dividends and Distributions: The Fund expects to declare and pay dividends of net investment income monthly and make distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
------------------------------------------------------------
Note 2. Agreements
The Fund has agreements with the Investment Adviser and with Prudential Investments Fund Management LLC (the 'Administrator'). The Investment Adviser makes investment decisions on behalf of the Fund; the Administrator provides occupancy and certain clerical and accounting services to the Fund. The Fund bears all other costs and expenses.
The investment advisory agreement provides for the Investment Adviser to receive a fee, computed weekly and payable monthly at an annual rate of .50% of the Fund's average weekly net assets. The administration agreement provides for the Administrator to receive a fee, computed weekly and payable monthly at an annual rate of .20% of the Fund's average weekly net assets.
Note 3. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended September 30, 1998, were $68,725,884 and $67,041,302, respectively.
During the six months ended September 30, 1998, the Fund entered into $533,688 of securities transactions on a principal basis with Prudential Securities Incorporated, an affiliate of the Administrator.
The federal income tax basis of the Fund's investments, as of September 30, 1998, was $130,882,544 and, accordingly, net unrealized depreciation for federal income tax purposes was $19,364,231 (gross unrealized appreciation--$751,829; gross unrealized depreciation--($20,116,060)).
For federal income tax purposes, the Fund has a capital loss carryforward as of March 31, 1998 of approximately $3,143,000 of which $1,337,000 expires in 2003 and $1,806,000 expires in 2004. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward.
------------------------------------------------------------
Note 4. Borrowings
The Fund has a credit agreement with an unaffiliated lender. The maximum commitment under this agreement is $35,000,000. Interest on any such borrowings is based on market rates and is payable at maturity. The average daily balance outstanding during the six months ended September 30, 1998 was $32,000,000 at a weighted average interest rate of 6.37%. The maximum face amount of borrowings outstanding at any month-end during the six months ended September 30, 1998 was $32,000,000. The current borrowings of $32,000,000 (at a weighted average interest rate of 6.23%) mature throughout the period from October 8, 1998 to March 29, 1999.
The Fund has paid commitment fees at an annual rate of .09 of 1% on any unused portion of the credit facility. Commitment fees are included in 'Loan Interest' as reported on the Statement of Assets and Liabilities and on the Statement of Operations.
------------------------------------------------------------
Note 5. Capital
There are 100 million shares of $.01 par value common stock authorized. During the six months ended September 30, 1998 and the fiscal year ended March 31, 1998, the Fund issued 18,829 and 98,012 shares in connection with reinvestment of dividends, respectively.
--------------------------------------------------------------------------------
See Notes to Financial Statements      15
Notes to Financial Statements (Unaudited)    THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------
Note 6. Dividends
On August 7, 1998 the Board of Directors of the Fund declared dividends of $0.0725 per share payable on October 9, November 13 and December 11 to shareholders of record on September 30, October 30 and November 30, respectively.
--------------------------------------------------------------------------------
Financial Highlights (Unaudited)             THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                 Six Months
                                                    Ended                           Year Ended March 31,
                                                September 30,     --------------------------------------------------------
                                                    1998            1998        1997        1996        1995        1994
                                                -------------     --------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $    9.21       $   8.54     $  8.44     $  7.85     $  8.38     $  8.48
                                                -------------     --------     -------     -------     -------     -------
Income from investment operations
Net investment income.........................          .45            .84         .82         .84         .87         .90
Net realized and unrealized gain (loss) on
   investments................................        (2.00)           .67         .12         .59        (.54)       (.15)
                                                -------------     --------     -------     -------     -------     -------
   Total from investment operations...........        (1.55)          1.51         .94        1.43         .33         .75
                                                -------------     --------     -------     -------     -------
Less dividends and distributions
Dividends from net investment income..........         (.42)          (.84)       (.82)       (.84)       (.86)       (.85)
Distributions in excess of net investment
   income.....................................           --             --        (.02)         --          --          --
                                                -------------     --------     -------     -------     -------     -------
   Total dividends............................         (.42)          (.84)       (.84)       (.84)       (.86)       (.85)
                                                -------------     --------     -------     -------     -------     -------
Net asset value, end of period(a).............    $    7.24       $   9.21     $  8.54     $  8.44     $  7.85     $  8.38
                                                -------------     --------     -------     -------     -------     -------
                                                -------------     --------     -------     -------     -------     -------
Market price per share, end of period(a)......    $    8.00       $  9.125     $  9.00     $  8.75     $  8.00     $ 8.375
                                                -------------     --------     -------     -------     -------     -------
                                                -------------     --------     -------     -------     -------     -------
TOTAL INVESTMENT RETURN(b):...................        (7.81)%        11.25%      13.38%      20.80%       6.33%       3.90%
                                                -------------     --------     -------     -------     -------     -------
                                                -------------     --------     -------     -------     -------     -------
RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted).......    $  82,311       $104,558     $96,042     $94,091     $86,704     $91,698
Average net assets (000 omitted)..............    $ 106,099       $100,766     $95,946     $92,855     $87,734     $96,962
Ratio to average net assets:
   Expenses, before loan interest, commitment
      fees and nonrecurring expenses..........          .99%(c)       1.07%       1.08%       1.01%       1.11%       1.12%
   Total expenses.............................         2.84%(c)       2.44%       2.32%       2.29%       2.71%       2.01%
   Net investment income......................         9.65%(c)       9.41%       9.63%      10.18%      10.90%      10.15%
Portfolio turnover rate.......................           54%           112%         60%         60%         47%        100%
Total debt outstanding at end of period (000
   omitted)...................................    $  32,000       $ 30,000     $18,000     $17,000     $19,000     $28,000
Asset coverage per $1,000 of debt
   outstanding................................    $   3,744       $  4,485     $ 6,336     $ 6,535     $ 5,563     $ 4,275

---------------
(a) NAV and market value are published in The Wall Street Journal each Monday.
(b) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total returns for periods less than one year are not annualized.
(c) Annualized.
Contained above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     17

Supplemental Proxy Information (Unaudited)   THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------
The annual meeting of shareholders of The High Yield Plus Fund, Inc. was held on August 27, 1998 at the offices of Prudential Investments Fund Management LLC, 751 Broad Street, Newark, New Jersey. The meeting was held for the following purposes:

(1)       To elect the following director to serve as follows:
          Director                  Class         Term        Expiring
          ---------------------     ------      --------      ---------
          Eugene C. Dorsey                       I         3 years         2001

          Directors whose term of office continued beyond this meeting are Douglas H. McCorkindale and Thomas T. Mooney.
(2) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the year ending March 31, 1999.

The results of the proxy solicitation on the above matters were as follows:

          Director/Auditor              Votes for           Votes against        Votes withheld       Abstentions
          -------------------           ----------          --------------       ---------------      -----------
(1)       Eugene C. Dorsey              9,535,054                 --                146,875                --
(2)       PricewaterhouseCoopers LLP    9,578,622               28,736                --                 74,571

--------------------------------------------------------------------------------
                                       18

Other Information (Unaudited)                    THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------
Dividend Reinvestment Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (Shares) pursuant to the Fund's Dividend Reinvestment Plan (the Plan). Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.
State Street Bank and Trust Co. (the Plan Agent) serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of Shares on the valuation date or the Fund declares a dividend or other distribution payable only in cash, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Shares in the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value per share, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue Shares under the Plan below net asset value.
There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
The Fund reserves the right to amend or terminate the Plan upon 90 days' written notice to shareholders of the Fund.
Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares.
All correspondence concerning the Plan should be directed to the Plan Agent, State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266-8200.
--------------------------------------------------------------------------------

Directors
Eugene C. Dorsey
Douglas H. McCorkindale
Thomas T. Mooney

Investment Adviser
Wellington Management Company, LLP
75 State Street
Boston, MA 02109

Administrator
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian and Transfer Agent
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Independent Accountants
PricewaterhouseCoopers LLC
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, D.C. 20036

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

The accompanying financial statements as of September 30, 1998, were not audited and, accordingly, no opinion is expressed on them.

The views expressed in this report and the information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

The High Yield Plus Fund, Inc.
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

For information call toll-free (800) 451-6788
429906100